EXHIBIT 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Amendment”), dated as of December 16, 2009, is by and among OSI SYSTEMS, INC.,  a California corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (collectively, the “Guarantors”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of July 27, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that (a) the Required Lenders amend certain provisions of the Credit Agreement and (b) the Administrative Agent consent to the change of the state of incorporation of the Borrower; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement and the Administrative Agent is willing to consent to the change of the state of incorporation of the Borrower, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONSENT

1.1          Consent.  In accordance with Section 6.8 of the Credit Agreement, the Administrative Agent hereby consent to, on a one-time basis, the change of the state of incorporation of the Borrower from the State of California to the State of Delaware by merger of the Borrower into a newly created, wholly-owned subsidiary that is incorporated in Delaware (the “Reincorporation”).

1.2          Effectiveness of Consent.  This consent shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach or default nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (b) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement, except as specifically modified or consented to by this Amendment, (c) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (d) except as consented to hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

2.1          Definition of Business Day.  The definition of “Business Day” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina, New York, New York or Los Angeles, California are authorized or required by law to close; provided, however, that when used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term “Business Day” shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

2.2          Definition of Dollar Equivalent.  The definition of “Dollar Equivalent” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Dollar Equivalent” shall mean, at any time, (a) with respect to Dollars or an amount denominated in Dollars, such amount and (b) with respect to an amount in Foreign Currency or an amount denominated in any Foreign Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable Issuing Lender, as the case may be, at such time on the basis of the Spot Rate (determined by the Administrative Agent or such Issuing Lender as of the most recent Revaluation Date) for the purchase of Dollars with such Foreign Currency.

2.3          Definition of Permitted Lien.  The definition of “Permitted Lien” set forth in Section 1.1 of the Credit Agreement is hereby amended by (a) amending and restating clause (r) in its entirety and (b) adding a new clause (s) to the end of such definition, in each case, to read as follows:

(r)           cash collateral securing letters of credit permitted to the extent permitted under Section 6.1(j) in an aggregate amount not to exceed $50,000,000 at any time outstanding; and

(s)           additional Liens so long as the principal amount of Indebtedness and other obligations secured thereby does not exceed $1,000,000 in the aggregate.

2.4          Definition of Spot Rate.  The definition of “Spot Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Spot Rate” for any Foreign Currency on any date means the rate determined by the Administrative Agent or the applicable Issuing Lender, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable Issuing Lender may obtain such spot rate from another financial institution designated by the Administrative Agent or the applicable Issuing Lender if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the Issuing Lender may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in a Foreign Currency.

2.5          Amendment to Section 2.3(a).  Section 2.3(a) of the Credit Agreement is hereby amended by deleting the reference to “FORTY-FIVE MILLION DOLLARS ($45,000,000)” and replacing it with “SIXTY-FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($64,500,000)”.

2.6          Amendment to Section 6.1(i)(C).  Section 6.1(i)(C) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(C) Foreign Subsidiaries may collectively incur Indebtedness under letters of credit in an aggregate amount not to exceed $40,000,000; and

2.7          Amendment to Section 6.1.  Section 6.1 of the Credit Agreement is hereby amended by (a) amending and restating clause (j) in its entirety and (b) adding a new clause (k) to the end of such Section, in each case, to read as follows:

(j)            letters of credit (to the extent fully cash collateralized) in an aggregate amount not to exceed $50,000,000 at any time outstanding; and

(k)          other unsecured Indebtedness of the Credit Parties which does not exceed $5,000,000 in the aggregate at any time outstanding.

2.8          Amendment to Section 6.4(a)(iv).  Section 6.4(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iv)         (A) the sale, lease or transfer of property or assets from one Credit Party to another Credit Party, (B) the sale, lease or transfer of property or assets from a Subsidiary to a Credit Party, (C) the sale, lease or transfer of property or assets from a Subsidiary that is not a Credit Party to another Subsidiary that is not a Credit Party, (D) the dissolution of any Credit Party to the extent any and all assets of such Credit Party at the time of such dissolution are distributed to another Credit Party, (E) the dissolution of a Subsidiary that is not a Credit Party to the extent any and all assets of such Subsidiary at the time of such dissolution are distributed to another Subsidiary; (F) the sale or transfer by Spacelabs Medical, Inc. and Spacelabs Healthcare, Inc. of the Equity Interests in Spacelabs Healthcare Solutions Private Limited ultimately to Spacelabs Healthcare (Cyprus) Limited, (G) the sale or transfer by OSI Optoelectronics, Inc. and OSI Electronics, Inc. of the Equity Interests in OSI Optoelectronics Private Limited ultimately to OSI Optoelectronics Limited (Cyprus) or (H) the sale or transfer by OSI Systems, Inc. of the Equity Interests in Rapiscan Systems Private Limited ultimately to Rapiscan Systems (Cyprus) Limited;

ARTICLE III

CONDITIONS TO EFFECTIVENESS

3.1          Closing Conditions.  This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)           Executed Amendment.  Receipt by the Administrative Agent of counterparts of this Amendment executed by a duly authorized officer of each party hereto.

(b)           Executed Lender Consents.  Receipt by the Administrative Agent of executed lender consents, in substantially the form of Exhibit A attached hereto (each a “Lender Consent”), from the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf.  The delivery by the Administrative Agent of its signature page to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

(c)           Fees and Expenses.             The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Moore & Van Allen PLLC shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

ARTICLE IV

COVENANT

4.1          Covenant.  The Credit Parties hereby covenant and agree to promptly, but in any event within two (2) Business Days, inform the Administrative Agent of the consummation of the Reincorporation (the “Merger

Date”) and to provide the Administrative Agent with certified copies of all documents related to the Reincorporation.

ARTICLE V

MISCELLANEOUS

5.1          Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  On and after the Merger Date, all references in the Credit Documents to “OSI Systems, Inc., a California corporation” shall be deemed to mean and refer to “OSI Systems, Inc., a Delaware corporation”.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

5.2          Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)           After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)            The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)           Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

5.3          Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

5.4          Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.5          Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

5.6          Further Assurances.  The Credit Parties agree to promptly take such reasonable action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

5.7          Entirety.  This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

5.8          Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

5.9          No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under this Credit Agreement on or prior to the date hereof.

5.10        GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.11        Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.12        General Release.  In consideration of the Administrative Agent’s, on behalf of the Lenders, willingness to enter into this Amendment, each Credit Party hereby releases and forever discharges the Administrative Agent, the Lenders and the Administrative Agent’s and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any of the Bank Group in any way related to or connected with the Credit Documents and the transactions contemplated thereby.

5.13        Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	OSI SYSTEMS, INC.,
a California corporation

	By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

GUARANTORS:	DOLPHIN MEDICAL, INC.,
a California corporation

	By:	Deepak Chopra
Name: Deepak Chopra
Title: Chief Executive Officer

FERSON TECHNOLOGIES, INC.,
a California corporation

	By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

METOREX SECURITY PRODUCTS, INC.,
a California corporation

	By:	Deepak Chopra
Name: Deepak Chopra
Title: Chief Executive Officer

OSI DEFENSE SYSTEMS, LLC,
a Florida limited liability company

	By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

OSI ELECTRONICS, INC.,
a California corporation

	By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

OSI OPTOELECTRONICS, INC.,
a California corporation

	By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

OSTEOMETER MEDITECH, INC.,
a California corporation

	By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

RAPISCAN LABORATORIES, INC.,
a Delaware corporation

	By:	/s/ Shiva Kumar
Name: Shiva Kumar
Title: President

RAPISCAN SYSTEMS, INC.,
a California corporation

	By:	Deepak Chopra
Name: Deepak Chopra
Title: Chief Executive Officer

SPACELABS HEALTHCARE, INC.,
a Delaware corporation

	By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

SPACELABS HEALTHCARE, L.L.C.,
a Washington limited liability company

	By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

SPACELABS MEDICAL, INC.,
a Delaware corporation

	By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent on behalf of the Required Lenders

	By:	/s/ Richard I. Polver
Name: Richard I. Polver
Title: Senior Vice President